UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________
SEC 1913 (3-99)

                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
         1200 South Beckham Avenue  o  P.O. Box 6910 o Tyler, Texas 75701
                        903-593-1767  o  Fax 903-593-1094




                                                               December 22, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of East Texas Financial Services, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 2:00 p.m., local time, on January 26, 2000 at the offices of the Company, located at 1200 S. Beckham Avenue, Tyler, Texas.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of auditors. In addition, the meeting will include management's report to you on the Company's 1999 financial and operating performance.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                 Very truly yours,


                                 /s/ Gerald W. Free
                                 ------------------
                                 Gerald W. Free
                                 Vice Chairman, President and
                                 Chief Executive Officer

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 26, 2000

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of East Texas Financial Services, Inc. (the "Company") will be held at the offices of the Company, located at 1200 S. Beckham Avenue, Tyler, Texas on January 26, 2000 at 2:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Bryant & Welborn, L.L.P. as auditors for the Company for the fiscal year ending September 30, 2000;

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on December 8, 1999 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                 By Order of the Board of Directors

                                 /s/Gerald W. Free
                                 -----------------
                                 Gerald W. Free
                                 Vice Chairman, President and
                                 Chief Executive Officer


Tyler, Texas
December 22, 1999

                                 PROXY STATEMENT

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767


                         ANNUAL MEETING OF STOCKHOLDERS
                                January 26, 2000

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of East Texas Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the
"Meeting") which will be held at the offices of the Company located at 1200 S. Beckham Avenue, Tyler, Texas on January 26, 2000 at 2:00 p.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 22, 1999. Certain of the information provided herein relates to First Federal Savings and Loan Association of Tyler (the "Association"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) a proposal to ratify the appointment of Bryant & Welborn, L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 2000.

Vote Required and Proxy Information

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra J. Allen, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on December 8, 1999 will be entitled to one vote for each share then held. As of that date, the Company had 1,162,320 shares of Common Stock outstanding. The following table sets forth, as of December 8, 1999, information regarding share ownership of:
(i) those persons or entities known by management to beneficially own more than five percent of the Common Stock (except for Mr. Free, Mr.Kidd and Dr. Vaughn whose beneficial ownership is disclosed on page 3), (ii) each named officer as defined on page 5 (except for Mr. Free whose beneficial ownership is disclosed on page 3), and (iii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."

                                                                      Shares               Percent
                                                                   Beneficially              Of
         Beneficial Owner                                             Owned                 Class
         ----------------                                             -----                 -----
Societe Generale Asset Management Corp.                             145,500(1)             12.52%
1221 Avenue of the Americas
New York, New York 10020

East Texas Financial Services, Inc.                                 143,831(2)             12.37%
Employee Stock Ownership Plan
1200 South Beckham
Tyler, Texas 75701

Jeffrey L. Gendell                                                  111,750(3)              9.61%
200 Park Avenue, Suite 3900
New York, New York 10166

Derrell W. Chapman,                                                  34,658(4)              2.94%
Vice President, Chief Financial Officer
and Chief Operating Officer
709 Sutherland
Tyler, Texas 75703

All directors and executive
 Officers (10 persons) as a group                                   398,622(5)             31.54%

---------------
(1) As reported on a schedule 13G dated January 7, 1998 and an amended 13G dated January 5, 1999 filed on behalf of Societe Generale Asset Management Corp., an investment adviser under section 203 of the Investment Advisers Act of 1940, as amended. The Company claims shared voting and dispositive power with its investment advisory client(s) as to the 145,500 shares.

(2) The amount reported represents shares held by the East Texas Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"), 77,520 shares of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3)  As reported on Schedule 13D dated March 13, 1998 filed on behalf of Jeffrey
     L. Gendell, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. in which Mr. Gendell individually, as managing member of Tontine Management, L.L.C., Tontine Management, L.L.C. as general partner of Tontine Financial Partners, L.P. and Tontine Financial Partners, L.P. claim shared voting and dispositive power as to 74,500 shares, 111,750 shares adjusted for the 3 for 2 stock split, held by Tontine Financial Partners, L.P.

(4) Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares Mr. Chapman may be deemed to have sole or shared voting and/or dispositive power. Also includes 14,583 shares subject to options under the Company's Stock Option and Incentive Plan ("The Stock Option Plan") which are exercisable within 60 days of December 8, 1999, and 10,098 shares which have been allocated to Mr. Chapman under the ESOP.

(5) This amount includes shares held directly, as well as shares allocated to the accounts of executive officers under the ESOP, held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors and officers may be deemed to have sole voting and/or dispositive power. This amount also includes an aggregate of 101,675 shares subject to options under the Company's Stock Option Plan, which options are exercisable within 60 days of December 8, 1999.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of eight members, each of whom is also a director of the Association. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of December 8, 1999, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                         Shares of
                                                                                        Common Stock     Percent
                                            Position(s) Held    Director   Term to      Beneficially        of
            Name                Age         in the Company       Since(1)   Expire         Owned(2)       Class
---------------------------  -------- ------------------------- ---------- --------   ----------------- ---------

                                                     NOMINEES
Jack W. Flock                   86    Chairman of the Board        1948       2003               55,118        4.74
Charles R. Halstead             72    Director                     1994       2003               11,165         .95


                                          DIRECTORS CONTINUING IN OFFICE
Gerald W. Free                  60    Vice Chairman,               1984       2001               67,815        5.66
                                      President, Chief
                                      Executive Officer

H.H. Richardson, Jr.            67    Director                     1994       2001               13,118        1.12

Jim M. Vaughn, M.D.             87    Director                     1949       2001               77,973        6.67

M. Earl Davis                   61    Director, Vice President     1988       2002               15,446        1.33

James W. Fair                   74    Director                     1951       2002               26,074        2.23

L Lee Kidd                      64    Director                     1977       2002               69,160        5.92

-----------------
(1)  Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive power. Also includes shares subject to options totaling 36,456 for President Free, 0 for Mr. Flock, 4,703 for Mr. Fair, and 6,270 for each remaining director under the Company's Stock Option Plan which are exercisable within 60 days of December 8, 1999. The amounts reflected for Mr. Free and Mr. Davis also include 14,892 and 3,041 shares, respectively, which have been allocated to them under the ESOP.

         The principal occupation of each director of the Company and each nominee for director is set forth below. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

         Jack W. Flock is Chairman of the Board of Directors, a position he has held since 1983. Mr. Flock is a full-time practicing attorney, of counsel to Ramey & Flock, P.C. located in Tyler. Prior to his of counsel relationship, he was President of Ramey & Flock, P.C. Mr. Flock retired in 1995, after 20 years as Chairman of the Board of Trustees of Tyler Junior College.

         Charles R. Halstead is a geologist and is involved in oil and gas related investments in East Texas. Mr. Halstead is a former mayor of Tyler.

         Gerald W. Free is the  President  and Chief  Executive  Officer  of the
Company and the Association, a position he has held since May 1983. He was elected Vice Chairman of both entities in January of 1997.

         H. H. Richardson, Jr. is the President of H. H. Richardson, Jr. Construction Company, which is involved in home building and development in the Tyler area.

         Jim M. Vaughn retired in 1993, after 50 years as an ophthalmologist in Tyler. Dr. Vaughn recently retired from the board of trustees of Tyler Junior College after 40 years of service. He currently serves on the development board of The University of Texas at Tyler and The University of Texas Health Center at Tyler.

         M.  Earl  Davis  is  the  Vice  President  Compliance/Marketing  of the
Association, a position he has held since March 1996. Prior to taking this position with the Association, he was the Executive Vice President of Administration for Tyler Pipe Industries located in Tyler. He served in various capacities with that company for 32 years. Tyler Pipe Industries is the largest manufacturing firm in East Texas and one of the largest manufacturers of cast iron pipe in the United States. Mr. Davis also has served on numerous boards of civic organizations in the Tyler area.

         James W. Fair is involved in real estate development in the Tyler area. Mr. Fair also is an investor in various oil and gas related ventures in East Texas. Mr. Fair serves as a trustee for Tyler Junior College, Director of the Tyler Economic Development Counsel, Inc., a board member of the East Texas Hospital Foundation, and is a former mayor of Tyler.

         L. Lee Kidd is an independent oil and gas operator in East Texas. In addition, he is involved in real estate development in the Tyler area.

Executive Officers Who are Not Directors

         Officers are elected annually by the Board of Directors of the Company. The business experience of the executive officers who are not directors is set forth below.

         Derrell W. Chapman, age 41, is Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Association. He has held such positions with the Company since its formation and the Association since 1989. Mr. Chapman was appointed an Advisory Director in 1998. Prior to his employment with the Association, Mr. Chapman was Vice President and Controller of Jasper Federal Savings and Loan Association, located in Jasper, Texas. Mr. Chapman is a certified public accountant.

         Joe C.  Hobson,  age  46,  is  Senior  Vice  President--Lending  of the
Association, a position he has held since 1992. Mr. Hobson has served the Association in various capacities since 1975.

Meetings and Committees of the Board of Directors

         Meetings of the Company's Board of Directors generally are held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has not established any standing committees independent of the committees of the Association's Board of Directors.

         The Association's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Association met 12 times during the year ended September 30, 1999. During fiscal 1999, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors has standing Executive, Audit and Compensation Committees which also serve the same functions for the Company's Board of Directors.

         The Executive Committee, composed of Directors Flock (Chairman), Fair, Vaughn and Free, generally meets on an annual basis to discuss salary recommendations for all employees. This committee met once in fiscal 1999.

         The Audit Committee, composed of Directors Kidd (Chairman), Richardson, Fair and Halstead, provides for and reviews the Company's annual independent audit. This committee met once during the fiscal year ended September 30, 1999.

         The Compensation Committee, composed of Directors Flock, Halstead, Fair and Kidd, is responsible for recommending compensation plans for the Company's officers and employees. The committee met once during fiscal 1999.

         The  full  Board  of  Directors  of the  Company  acts as a  Nominating
Committee for the annual selection of nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Association.

         The executive officers of the Company also hold the same positions with the Association and receive compensation from the Association. The following table sets forth information concerning the compensation paid or granted to the Association's executive officers with compensation in excess of $100,000 ("Named Officers") in fiscal 1999.

====================================================================================================================
                                            SUMMARY COMPENSATION TABLE
====================================================================================================================
                                                                                 Long Term
                          Annual Compensation                                   Compensation
                                                                          ------------------------
                                                                                   Awards
--------------------------------------------------------------------------------------------------
                                                                          Restricted
                                           Fiscal    Salary      Bonus       Stock       Options/      All Other
       Name and Principal Position          Year    ($)(1)(2)     ($)      Award(s)        SARs      Compensation
                                                                              ($)          (#)            ($)
--------------------------------------------------------------------------------------------------------------------
Gerald W. Free, President and Chief         1999    179,080     6,687         ---          ---          5,328(3)
   Executive Officer                        1998    181,709     6,687         ---          ---          6,057
                                            1997    186,368     6,687         ---          ---          4,903
--------------------------------------------------------------------------------------------------------------------
Derrell W. Chapman, Vice President,         1999    107,800     4,167         ---          ---            714(3)
   Chief Financial Officer and              1998    103,250     4,167         ---          ---            443
   Chief Operating Officer                  1997     94,663     3,277         ---          ---            344
====================================================================================================================

(1) Includes $15,600, $15,600, and $18,200 in director's fees for Gerald W. Free for fiscal 1999, 1998 and 1997, respectively. Includes $7,800 in advisory director fees for Derrell W. Chapman for fiscal 1999 and $3,250 in fiscal 1998. There were no such fees for fiscal 1997.

(2) Includes $2,980 which was earned in fiscal 1999 and 5,609 in fiscal 1998 as a result of Mr. Free's salary being determined, to a partial extent, by the profitability of the Company.

(3) Consists of term life insurance premiums associated with the Company's medical insurance plan in the amounts of $4,050 and $714 that are included as compensation for Mr. Free and Mr. Chapman, respectively. The amount shown for Mr. Free also includes compensation for his personal use of a Company car.


         No stock options or stock appreciation rights ("SARs") were granted during fiscal 1999.

         The following table provides information as to stock options exercised by its Named Officers during the fiscal year ended September 30, 1999 and the value of the options held by the Named Officers on September 30, 1999.

====================================================================================================================
                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                   OPTION VALUES
====================================================================================================================
                                                                                               Value of
                                                                Number of                     Unexercised
                                                               Securities                    In-the-Money
                                                                Underlying                    Options at
                                                               Unexercised                   FY-End ($)(1)
                                                                Options at
                                                                FY-End (#)
                                                       -------------------------------------------------------------
                         Shares Acquired     Value
         Name            on Exercise (#)   Realized    Exercisable   Unexercisable   Exercisable  Unexercisable ($)
                                              ($)          (#)            (#)            ($)
--------------------------------------------------------------------------------------------------------------------
   Gerald W. Free             ----           ----        36,456          9,114        $166,968         $41,742
--------------------------------------------------------------------------------------------------------------------
   Derrell W. Chapman         ----           ----        14,583          3,645         $66,790         $16,694
====================================================================================================================

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the exercise price of the option ($9.42 per share) and the closing price of the Common Stock ($14.00 per share) as reported on the OTC Bulletin Board on September 30, 1999.

Compensation of Directors

         The Board of Directors of the Company are not paid for their service in such capacity. Directors and Advisory Directors of the Association receive fees of $1,300 and $650, respectively, per regularly scheduled meeting of the board and receive no fees for service on board committees.

Employment Agreement

         The Association entered into employment agreements with Mr. Free and Mr. Chapman, effective January 10, 1995, for three-year terms at an annual base salary equal to their then current salary. While the contracts remain in force, salary increases will be reviewed not less often than annually and are subject to the sole discretion of the Board of Directors. The employment agreements provide for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The employment agreements also provide for termination upon the employees' death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreements are terminable by Mr. Free and Mr. Chapman upon 90 days notice to the Association.

         In the event there is a "change in control" (as defined in the employment agreement) of the Company or the Association and such employment is terminated involuntarily the contracts provide for continuing payments of the salary payable under the agreement over the portion of the term of the agreement that would remain but for the termination, plus a payment equal to 299% of the base amount of compensation as defined in the Internal Revenue Code of 1986, as amended (the "Code"); provided that total payments under the agreements must be limited to the maximum amount that would not cause certain adverse tax consequences to the Association and employees under Section 280G of the Code. Assuming a change in control had taken place as of September 30, 1999, the aggregate amount payable to Mr. Free and Mr. Chapman pursuant to this change in control provision would have been approximately $479,895 and $299,000, respectively. The employment agreements also provide for participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

         The Association has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's loan committee. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. The Association was in compliance with this requirement and loans to all directors and executive officers and their associates totalled approximately $392,700 at September 30, 1999, which amount was approximately 2.2% of stockholders' equity at that date.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Bryant & Welborn, L.L.P. to be its auditors for the 2000 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Bryant & Welborn, L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BRYANT & WELBORN, L.L.P. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received no later than August 24, 2000, at the Company's main office located at 1200 South Beckham Avenue, Tyler, Texas 75701. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office, at 1200 South Beckham Avenue, Tyler, Texas 75701 on or before November 17, 2000 (70 days prior to the anniversary of the preceeding year's annual meeting date.) In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 70 days prior to the new date of such annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more then 20 days or delayed by more than 60 days from such anniversary date, notice by a stockholder to be timely must be so delivered by the close of business on the later of (i) the 70th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of the annul meeting is first made. All stockholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/Gerald W. Free

                                 Gerald W. Free
                                 Vice Chairman, President and
                                 Chief Executive Officer

Tyler, Texas
December 22, 1999

                                 REVOCABLE PROXY
                       EAST TEXAS FINANCIAL SERVICES, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                January 26, 2000

  The undersigned hereby appoints the Board of Directors of East Texas Financial Services, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's offices located at 1200 S. Beckham Avenue, Tyler, Texas, at 2:00 p.m., local time, on January 26, 2000, and at any and all adjournments or postponements thereof, as follows:

I. The election of the following directors for three-year terms:

   JACK W. FLOCK

   CHARLES R. HALSTEAD

[   ] For         [   ] Withhold        [   ] Except

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

II.  The  ratification  of  the  appointment  of  Bryant  &Welborn,   L.L.P.  as
independent auditors for the Company for the fiscal year ending September 30, 2000.

[   ] For         [   ] Against         [   ] Abstain


  In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

--------------------------------------------------------------------------------
  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                         Please be sure to sign and date
                          this Proxy in the box below.

                    _______________________________________
                                      Date

                    _______________________________________
                             Stockholder sign above

                    _______________________________________
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                       EAST TEXAS FINANCIAL SERVICES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

  Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE